SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
                (Date of earliest event reported): April 17, 2003



                      OneSource Information Services, Inc.
               (Exact Name of Registrant as Specified in Charter)



       Delaware                         000-25849             04-3204522
(State or Other Jurisdiction of         (Commission        (IRS Employer
        Incorporation)                  File Number)      Identification No.)

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             300 Baker Avenue
                Concord, MA                                   01742
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(Address of Principal Executive Offices)                    (Zip Code)



       Registrant's telephone number, including area code: (978) 318-4300



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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.
-------      -------------------------------------------------------------------
             (c) Exhibits.

             Exhibit No.              Description
             -----------              -----------
             99.1                     Press release, dated April 17, 2003,
                                      of the Registrant

Item 9.      Regulation FD Disclosure [Item 12. Results of Operations and
-------      ------------------------------------------------------------
             Financial Condition]
             --------------------

             The following information and exhibit is furnished to the United States Securities and Exchange Commission under Item 12. Results of Operations and Financial Condition of Form 8-K pursuant to the Securities Exchange Act of 1934:

             On April 17, 2003, Registrant issued a press release announcing financial results for the first quarter ended March 31, 2003. The press release issued by Registrant in connection with the announcement is furnished as Exhibit 99.1 and is incorporated herein by reference.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                        ONESOURCE INFORMATION SERVICES, INC.

Date:  April 17, 2003
                                        By:     /s/ Roy D. Landon
                                           ------------------------------
                                                Roy D. Landon
                                                Senior Vice President and
                                                Chief Financial Officer










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                                  EXHIBIT INDEX




Exhibit No.           Description
-----------           -----------

99.1                  Press release, dated April 17, 2003, of the Registrant